                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation in this Form 10-K of our report dated March 21, 2002 relating to the financial statements of Williams-Gulfmark Energy Co., which appear in this Annual Report on Form 10-K as Exhibit 99.1.






                                                   ARTHUR ANDERSEN LLP




Houston, Texas
March 26, 2002